Goodwill and Other Intangible Assets	12 Months Ended
Sep. 29, 2012
Goodwill and Other Intangible Assets

Note 4 – Goodwill and Other Intangible Assets

The Company’s acquired intangible assets with definite lives primarily consist of patents and licenses and are amortized over periods typically from three to seven years. The following table summarizes the components of gross and net intangible asset balances as of September 29, 2012 and September 24, 2011 (in millions):

	2012			2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

Definite lived and amortizable acquired intangible assets	$5,166	$(1,042)	$4,124	$3,873	$(437)	$3,436
Indefinite lived and non-amortizable trademarks	100	0	100	100	0	100

Total acquired intangible assets	$5,266	$(1,042)	$4,224	$3,973	$(437)	$3,536

During 2012 and 2011, the Company completed various business acquisitions. In 2012, the aggregate cash consideration, net of cash acquired, was $350 million, of which $245 million was allocated to goodwill, $113 million to acquired intangible assets and $8 million to liabilities assumed. In 2011, the aggregate cash consideration, net of cash acquired, was $244 million, of which $167 million was allocated to goodwill and $77 million to acquired intangible assets.

The Company’s gross carrying amount of goodwill was $1.1 billion and $896 million as of September 29, 2012 and September 24, 2011, respectively. The Company did not have any goodwill impairment during 2012, 2011 or 2010.

Amortization expense related to acquired intangible assets was $605 million, $192 million and $69 million in 2012, 2011 and 2010, respectively. As of September 29, 2012 the remaining weighted-average amortization period for acquired intangible assets is 5.2 years. The expected annual amortization expense related to acquired intangible assets as of September 29, 2012, is as follows (in millions):

2013	$673
2014	737
2015	753
2016	758
2017	635
Thereafter	568

Total	$4,124